UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 5, 2011 (August 4, 2011)

WIN GAMING MEDIA, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Igal Alon Street, Tel-Aviv, Israel	67891
(Address of principal executive offices)	(Zip Code)

(972)-73-755-4500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 4, 2011, the registrant entered into securities purchase agreements (the "SPA's") with seven investors (together, the “Investors”), pursuant to which the registrant agreed to sell to the Investors an aggregate of 5,850,000 shares of restricted common stock (the "Investors Shares") at a price of $0.08 per share and issue warrants to purchase 2,925,000 shares of restricted common stock (the "Warrants"), at exercise prices per share of $0.08.  No separate consideration was paid for the Warrants.  The Warrants will be exercisable six months after the date of issuance thereof until five years from the date of issuance thereof.

The aggregate net proceeds from the sale of the Investors Shares will be $468,000, with $140,000 of such proceeds having been paid by three investors to the registrant for the registrant’s repayment of a short-term bank credit.  The closing is expected to occur on or about August 15, 2011.  A copy of the form of Warrant and the SPA are attached as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The description of the Warrants and the SPA's is a summary only and is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 10.1, respectively.

The securities offered and to be sold under the SPA's will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act of 1933, as amended, and applicable state securities laws.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

As described in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K, on August 4, 2011, the registrant entered into the SPA's pursuant to which the registrant agreed to sell the Investors Shares and issue the Warrants. The aggregate gross proceeds from the sale of the Investors Shares will be $468,000.  The sale of the Investors Shares and issuance of the Warrants will be made pursuant to an exemption from registration under Regulation S under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

4.1	Form of Common Stock Purchase Warrant dated August 15, 2011.

10.1	Form of Regulation S Securities Purchase Agreement for Common Stock and Warrants of the registrant dated August 4, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIN GAMING MEDIA, INC. (registrant)

Date: August 5, 2011	By:	/s/ Shimon Citron
Shimon Citron
Chief Executive Officer